SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): August 12, 2004



                        GLOBAL PAYMENT TECHNOLOGIES, INC.
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               (Exact Name of Registrant as Specified in Charter)


              Delaware                   0-25148                 11-2974651
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    (State or Other Jurisdiction       (Commission              (IRS Employer
          of Incorporation)             File No.)            Identification No.)


425B Oser Avenue, Hauppauge, New York                           11788
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(Address of Principal Executive Offices)                      (Zip Code)


       Registrant's telephone number, including area code: (631) 231-1177



                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On August 12, 2004, Global Payment Technologies, Inc. ("GPT"), issued a press release announcing the Company's financial results for the quarter ended June 30, 2004.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)      Exhibits
         --------

           99.1      Press Release dated August 12, 2004.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 12, 2004

                                     GLOBAL PAYMENT TECHNOLOGIES, INC.



                                     By: /s/ Thomas McNeill
                                         ---------------------------------------
                                         Name: Thomas McNeill
                                         Title:  Vice President, Chief Financial
                                                 Officer and Secretary